Exhibit 99.1
 TECH-ENABLED ENGINEERING AND SOFTWARE PLATFORMFOR THE GLOBAL POWER AND PROCESS INDUSTRIES  INVESTOR PRESENTATIONNYSE MKT: GVP

 FORWARD LOOKING STATEMENTSAND NON-GAAP FINANCIAL MEASURES  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”) plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted net income as net income plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.Unless otherwise indicated, all information set forth in this presentation is as of March 9, 2017, with the exception of certain market data presented on Slide 3. We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *

 WHO IS GSE SYSTEMS?   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  We provide high-fidelity engineering and training simulators, software and training services to the power and process industries.We are one of the market leaders in the global nuclear and fossil power simulation industry.We provide nuclear facilities with specialized technical training instructors and expert consultants.Our solutions enhance employee and plant performance, reduce risk, and improve technical engineering and design.We have a track record of 40+ years serving a global, blue chip client base.   Headquarters  Sykesville, MD(Baltimore)  Number of employees  ~275  IPO date (NYSE MKT: GVP)  1995  Recent price (3/9/17)   $3.10  Shares outstanding  ~19M  Market cap (3/9/17)  $59M  Total cash (12/31/16)  ~$23M  Total debt (12/31/16)  $0M  Enterprise value1  $36M  Revenue (2016)  $53M  EV / Revenue1  0.7x  1 The Enterprise Value and EV/Revenue figures are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation.

40-YEAR HISTORY – FOUNDED IN 1976, REINVENTED IN 2015



1950s
First nuclear power plants developed
1979 and 1986
Three Mile Island and Chernobyl drive market growth
2011
Fukushima
Today and beyond
Aging workforce, growing global electricity demand, push for carbon-free energy, nuclear new-build momentum
GSE Predecessor, Link Simulation, Founded
1976
1995
IPO
NYSE MKT: GVP
Acquired Engineering Consulting Business - TAS Engineering
2010
2011
Acquired Process Software Business - EnVision Systems
Acquired Nuclear Training & Consulting Business - Hyperspring
2014
2015
New Management Launches Turnaround and Growth Strategy

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **4**

SERVING THE **POWER & PROCESS** INDUSTRIES

POWER

NUCLEAR

- World leader - significant installed base
- All major reactor types
- Expert onsite training and consulting services

FOSSIL

- Coal; clean coal technology
- Natural gas, including IGCC

RENEWABLE

- Hydro

PROCESS

UPSTREAM OIL AND GAS

- Computer-based tutorials and simulation of production and LNG systems

REFINING / PETROCHEMICAL

- Computer-based tutorials and simulation of all major unit operations
- System and control verification
- Advanced capabilities around concepts, designs and system interactions

Reduce Risk * Increase Revenue * Lower Costs

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 5

REVENUE BREAKDOWN – ~$53M (2016)

By Segment


33%
67%
Performance Improvement
Nuclear Training & Consulting

By Industry


17%
6%
4%
73%
Nuclear
Fossil
Process
Engineering Services

By Geography


8%
5%
87%
North America
Europe
Asia

By End-User


14%
9%
8%
4%
65%
Utilities
Energy/Other
OEMs
EPCs
Government

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 6

 REPRESENTATIVE BLUE CHIP CUSTOMERS   x  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

BUSINESS MODEL – HOW WE MAKE MONEY

	Simulation / Engineering	Training	Training/Simulatio n Software
% of Revenue:	~60%	~35%	<5%
Gross Margin:	30-40+%	10-15%	80-90%
Primarily Selling:	Engineering Modeling Services	Technical / High-Value Staffing	Software
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription
Accounting:	Percent complete	As service is performed billing occurs	Ratable recognition over life of MX agreement

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 8

INVESTMENT HIGHLIGHTS

Aligned Leadership Executing Turnaround	▪ New leadership with an "owner/operator" mentality ▪ Aligned with shareholders through performance RSU program and stock ownership ▪ Implemented significant Company-wide operational improvements
Highly Specialized Technology Platform	▪ Expertise from 40+ years of serving clients in the power and process sectors ▪ Proven and differentiated technology for simulation and training solutions ▪ Difficult-to-replicate technology and base of talented, specialized employees
Large, Growing Addressable Markets	▪ Global nuclear/fossil simulation market >$500M; US nuclear staffing market >$1B ▪ Favorable industry drivers: aging workforce crisis, rising demand for carbon-free electricity, and increasing international deployment of nuclear reactors
Blue Chip Client Base	▪ 40+ years serving a high-barrier-to-entry market ▪ Strong, enduring relationships with blue chip power and process companies
Strong Financial Position	▪ Cash and equivalents of ~$23M ▪ $0 long-term debt ▪ 2016 Adjusted EBITDA of $4.6M
Multi-Path Growth Strategy	▪ Revitalizing core business growth; near-record backlog at the end of 2016 ▪ Evaluating new organic growth initiatives as well as selective, accretive acquisitions that are adjacent to and will enhance our core business

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 9

NEW GSE SENIOR **LEADERSHIP**



August 2015

Kyle Loudermilk – President & CEO
- 20+ years of executive experience at publicly-listed MicroStrategy and AspenTech, and PE-backed Datatel/Ellucian (Thoma Bravo and Hellman & Freidman)
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University
- Harvard University General Management Program



August 2015

Chris Sorrells – COO
- 20+ years of experience creating growth strategies for companies at the intersection of power/energy/technology
- 12+ years investing experience as private equity professional
- Salomon Smith Barney, Banc of America Securities, NGP Energy Technology Partners
- BA – Washington & Lee University; M.Acc. – USC; MBA – College of William & Mary



July 2016

Emmett Pepe – CFO, CPA
- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunications industries
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



December 2015

Bahram Meyssami – CTO
- 25 years of experience in the software industry
- Former positions as Aspen Technology, Datatel, University of Maryland
- BS, MS, Ph.D Chemical Engineering – University of Maryland



March 2016

Sean Fuller – SVP of Sales
- 25 years of experience in the nuclear industry at General Electric and affiliated companies
- Former positions - Regional Vice President of Sales for Fuel and Services, Vice President Global Services Sales and COO of Global Nuclear Fuel Americas
- BS, Mechanical – Nuclear Engineering from Worcester Polytechnic Institute; certified Six Sigma Black Belt

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **10**

MANAGEMENT INCENTIVES ALIGNED WITH SHAREHOLDERS' INTERESTS

- Since August 2015 **management and Board have purchased ~300,000 shares**, or ~1.5% of the Company
- Vast majority of **equity compensation** received by executives and key employees is structured in **performance-restricted stock units ("PRSUs")** with the following vesting thresholds:



GSE 30-Day VWAP Threshold1
$2.50
$3.25
$4.25
$6.00
$3.10
GSE share price - 03/09/2017
$1.35
GSE share price - 08/24/2015
~30%
~22%
~22%
~26%
% of total PRSUs that vest

[1]VWAP = volume weighted average price of GSE common stock

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 11

 TURNAROUND PROGRESSINGACCORDING TO PLAN  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *      In progress

 FINANCIAL AND OPERATING HIGHLIGHTS DEMONSTRATE TURNAROUND SUCCESS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  Backlog (in $M)  Gross Margin (%)1  Adj. Net Income (in $M)3  +53%  +610 basis points  Adjusted EBITDA (in $M)2  1 2015 includes $1.5M write-down of capitalized software dev. costs 2,3 see GAAP to non-GAAP reconciliation in Appendix   +231%  Return to Profitability

 PROVEN TECHNOLOGY / SERVICES   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  459  Nuclear  Fossil  Oil & Gas, Petrochemical  Full-Scope Simulator Installations1  Computer-Based Tutorials & Operator Training Simulators1  Tutorials  Simulators  1,262  1 as of January 2016

HIGHLY EDUCATED, SPECIALIZED
EMPLOYEE BASE (~275)

Employees By Degree[1]


35%
55%
10%
BS/A
MS/A
PhD

Employees By Technical Focus


30%
45%
10%
15%
Engineering
Technical Training
Software Development
Corporate

Employees By Industry/Function


10%
5%
15%
60%
Nuclear
Fossil
Process
Corp./Other

[1] excludes Hyperspring and support staff

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 15

SIGNIFICANT **MARKET OPPORTUNITY** (IN MILLIONS)

Global Nuclear / Fossil Simulation (~$500M market)[1]


$100
$200
$200
GSE
~$30
New Plant
Retrofit/Maint.
Fossil

Performance Improvement Solutions

US Nuclear Staffing / Training (~$1.2B market)[1]


$100
$200
$900
GSE
~$17
Engineering
IT
Training

Nuclear Training & Consulting

Process Software Optimization (~$4.0B market)[1]


$350
$650
$3,000
GSE
~$3
Manufacturing
Engineering
Supply Chain

EnVision Software

[1]source: Company estimates based on various publicly available resources and proprietary research

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 16

WHAT IS **DRIVING MARKET DEMAND**?

- Increasing **demand for carbon-free electricity**, such as nuclear power
- Rising **deployment of nuclear reactors globally**, with China leading the way
- **Japan's restart** of nuclear reactors post-Fukushima
- Initiatives such as "**Delivering the Nuclear Promise**"
- Widening skills gap and **aging workforce**—a significant issue in the US power industry

*"Nuclear energy is America's top source of carbon-free electricity and **avoids more than 1/2 billion tons of carbon emissions** each year."*[2]



*"**39%** of the nuclear workforce will be eligible for retirement by 2018, which means the industry must hire **20,000** new workers over the next four years to replace those retiring workers."*[1]



[1]source: NEI estimates per Power Engineering magazine, February 2015
[2]source: NEI, September 2015

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 17

ROBUST NUCLEAR INDUSTRY BENEFITS GSE

TODAY

Global nuclear reactor installed base[1]: **440**

Operable Nuclear Reactors – Top 10 Countries


USA 100
France 58
Japan 43
Russia 35
China 33
S. Korea 25
India 21
Canada 19
UK 15
Ukraine 15
Others 76

GSE's opportunity:

Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training

NEAR TERM

Nuclear reactors under construction[2]: **66**

Nuclear Plants Under Construction by Country


China 26
Russia 8
India 6
USA 4
South Korea 4
UAE 4
Japan 3
Slovakia 2
Pakistan 2
Belarus 2
France 1
Finland 1
Brazil 1
Argentina 1

New simulator sales
+
Incremental fees for maintenance, re-hosting, retuning, model upgrades

LONGER TERM

New nuclear capacity needed by 2050 to meet Harmony vision[3]: **1000 GW**

Projected New Capacity (GW per Year) Required to Meet Harmony Targets[3]


31
5
10
10
25
33
1984
2014
2015
2016-20
2021-25
2026-50

New simulator sales
+
Incremental fees for maintenance, re-hosting, retuning, model upgrades

[1]source: World Nuclear Association, July 2016; [2,3] source: IEA-NEA, January 2016

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 18

NUCLEAR ENERGY IS VITAL TO EPA'S CLEAN POWER PLAN[1]

1. Nuclear: top source of carbon-free electricity in U.S.
2. Avoids >0.5 billion tons of CO_2 each year.
3. If nuclear plants close prematurely, EPA's plan goals become difficult to reach; hence why New York state just passed $500 million per year in subsidies to keep their plants operating.
4. Nuclear is the workhorse of a clean energy grid.
5. Renewables can't do it all.

Nuclear avoids more than 1/2 billion tons of carbon emissions each year



Equal to removing
135 million
cars from the roads

When Kewaunee Nuclear Power Station Closed, Emissions Rose



CLOSED
=
Adding 850,000 Cars
Back On the Road

Renewables Can't Keep Up

Electricity Produced in Illinois in Billion kWh, 2014



15.4
10.1
Quad Cities Nuclear Generating Station
All wind and solar generation

[1]source: NEI "5 Reasons Nuclear Energy Is Vital to EPA's Clean Power Plan," September 3, 2015

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 19

STRONG **FINANCIAL POSITION** ENABLES EXECUTION OF **GROWTH STRATEGY**

- **Financial flexibility to grow** the business
- Focused on our **defensible core power and process** offerings
- **Frame the total available market** we currently and potentially can serve
- **Organic growth thesis:** focus on our core and deliver what we have today
  - Target owner-operators and EPCs with our current product and service offering
  - Engineering software for the power industry
  - EnVision software for the process industry
    - Focused on workforce development and training–think SuccessFactors for the process industry
- **Inorganic growth thesis:** identify acquisitions that enhance the core business as natural adjacencies
- Comparable growth strategies:
  - ANSYS (#ANSS)
  - AspenTech (#AZPN)
  - PTC (#PTC)

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **20**

STRATEGY TO UTILIZE GSE AS AN **ACQUISITION PLATFORM**

- Understand the power and process vendor ecosystem – look for **asymmetrical risk/reward** acquisitions
- Accumulated database of **>150 potential targets**, in two categories:
  - software
  - technical engineering, consulting, training and staffing
- Plan to be very disciplined, adhering to five main acquisition criteria:
  - Immediate or near-term **earnings accretion**
  - Strong **target company fundamentals**
  - Good **strategic fit**, including capacity to leverage our global footprint
  - High potential for cost and revenue **synergies**
  - **Ease of integration** – business model, management, and culture

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **21**

 LONG-TERM OPERATING MODEL GOALS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *   2016   Target  Revenue   Gross Margin  R&D (% sales)  SG&A (% sales)1  Adj. EBITDA (% sales)  Maint. CAPEX (% sales)  1excludes stock-based compensation and change in fair value of contingent consideration

 INVESTMENT CONCLUSIONS  GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  GSE is a tech-enabled engineering and software company focused on the power and process industries  Proven simulation and training technology with a highly-specialized employee base  Large addressable markets supported by favorable industry drivers  Enduring relationships with blue-chip clients developed over 40+ years  Strong financial position, including ~$23M cash and $0 long term debt  Strong leadership team aligned with shareholders, turning around operations and defining a new growth plan   Pursuing attractive organic growth initiatives + complimentary, accretive acquisitions

 GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  TECH-ENABLED ENGINEERING AND SOFTWARE PLATFORMFOR THE GLOBAL POWER AND PROCESS INDUSTRIES  Q&A

 GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  APPENDIX

 EMERGING ADVANCED NUCLEAR REACTOR INDUSTRY   GSE SYSTEMS, INC. INVESTOR PRESENTATION // *  source: ThirdWay (http://www.thirdway.org/)

FINANCIAL HISTORY

Financial Summary[1] (in $ millions, except shares amounts)	Fiscal Year Ended 2013	2014	2015	2016	3 Months Ended Dec. 30, 2015	Dec. 30, 2016
Revenue	47.6	37.5	56.8	53.1	14.3	13.3
Gross Profit	10.4	10.8	12.9	15.2	4.6	4.3
Gross margin	*22%*	*29%*	*23%*	*29%*	*32%*	*33%*
Operating (loss) income	-10.7	-7.5	-4.1	1.6	1.2	0.7
Operating margin	*-22%*	*-20%*	*-7%*	*3%*	*2%*	*5%*
Net (loss) income	-10.5	-7.3	-4.7	1.4	1.0	1.0
Diluted EPS	($0.58)	($0.41)	($0.26)	$0.08	$0.06	$0.05
Diluted shares	18,150,915	17,887,859	17,892,891	18,512,266	17,902,489	19,073,513
EBITDA	-9.7	-6.6	-3.3	2.4	1.5	1.2
Adjusted EBITDA	-2.0	-4.4	1.4	4.6	1.8	2.1
Adjusted net (loss) income	-2.8	-5.1	0.0	3.6	1.3	1.9
Adjusted EPS – diluted	($0.15)	($0.29)	$0.00	$0.20	$0.07	$0.10

Balance Sheet (in $ millions)	Dec. 31, 2016
Cash and cash equivalents	22.9
Current assets	43.8
Total assets	53.6
Current liabilities	31.7
Long-term debt	-
Total stockholders' equity	21.1

[1]In prior years, the Company recognized revenue on multiple element arrangements which included sales of its EnVision software product as delivery occurred on each element except post contract support ("PCS"). PCS revenue was recognized ratably over the PCS term. During the fourth quarter of 2015, management determined that that Company had not established vendor specific objective evidence ("VSOE") of the fair value for any of the elements in multiple element transactions including sales of its EnVision software licenses. Accordingly, the consolidated financial statements have been revised to recognize all revenue on multiple element transactions including EnVision software license sales ratably over the PCS terms on these transactions since VSOE did not exist for any of the non-software elements in these multiple element transactions. The revision to revenue resulted in a decrease to revenue and an increase in operating loss of $587,000 for the year ended December 31, 2014. The revision also had the effect of increasing billings in excess by $1.2 million, decreasing unbilled receivables by $62,000, increasing prepaid expenses and other current assets by $291,000 and increasing the accumulated deficit by $415,000 at December 31, 2014 as a result of the cumulative adjustment for prior periods.

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 27

EBITDA AND ADJUSTED EBITDA RECONCILIATION (IN $ THOUSANDS)

EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to other GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure in accordance with SEC Regulation G follows:

	Fiscal Year Ended				3 Months Ended	
Adjusted EBITDA Summary	2013	2014	2015	2016	Dec. 31, 2015	Dec. 31, 2016
Net income (loss)	(10,511)	(7,329)	(4,705)	1,422	1,026	1,003
Interest income, net	(105)	(143)	(88)	(85)	(21)	(33)
Provision for income taxes	147	166	471	350	260	75
Depreciation and amortization	777	738	987	672	234	160
EBITDA	(9,692)	(6,568)	(3,335)	2,359	1,499	1,205
Write-down of capitalized software development costs	2,174	-	1,538	-	-	-
Goodwill impairment loss	4,462	-	-	-	-	-
Gain/Loss from the change is fair value of contigent consideration	254	229	849	(207)	110	163
Restructuring charges	-	1,264	1,791	490	45	3
Stock-based compensation expense	809	712	541	1,550	149	650
Consulting support for finance restructuring	-	-	-	394	-	84
Adjusted EBITDA	(1,993)	(4,363)	1,384	4,586	1,803	2,105

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 28

ADJUSTED NET INCOME AND ADJUSTED EPS RECONCILIATION (IN $ THOUSANDS, EXCEPT SHARE AMOUNTS)

Adjusted Net Income and adjusted earnings (loss) per share ("adjusted EPS") are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes adjusted net income and adjusted EPS, in addition to other GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:

	Fiscal Year Ended				3 Months Ended	
Adjusted Net Income (Loss) Summary	2013	2014	2015	2016	Dec. 31, 2015	Dec. 31, 2016
Net income (loss)	(10,511)	(7,329)	(4,705)	1,422	1,026	1,003
Gain/loss from the change in fair value of contingent consideration	254	229	849	(207)	110	163
Write-down of capitalized software development costs	2,174	-	1,538	-	-	-
Goodwill impairment loss	4,462	-	-	-	-	-
Restructuring charges	-	1,264	1,791	490	45	3
Stock-based compensation expense	809	712	541	1,550	149	650
Consulting support for finance restructuring	-	-	-	394	-	84
Adjusted net income (loss)	(2,812)	(5,124)	14	3,649	1,330	1,903
Earnings (loss) per share – diluted	(0.58)	(0.41)	(0.26)	0.08	0.06	0.05
Adjusted earnings (loss) per share – diluted	(0.15)	(0.29)	0.00	0.20	0.07	0.10
Weighted average shares outstanding – diluted	18,150,915	17,887,859	17,892,891	18,512,266	17,902,489	19,073,513

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **29**

CONTACTS

Kyle Loudermilk, CEO
(410) 970-7800
kyle.loudermilk@gses.com

Chris Sorrells, COO
(410) 970-7802
chris.sorrells@gses.com

Kalle Ahl
(212) 836-9614
kahl@equityny.com

Devin Sullivan
(212) 836-9608
dsullivan@equityny.com

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 30